EXHIBIT 10.11

(Space above reserved for recorder’s use.)

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

THIS SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT (this "Agreement"), dated as of January 29, 2016, is entered into by and among Aratana Therapeutics, Inc., a Delaware corporation ("Tenant") whose mailing address is 11400 N. Tomahawk Creek Parkway, Suite 340, Leawood, KS 66211;  Academy 1740, Inc., a Missouri corporation ("Landlord") whose mailing address is 11400 N. Tomahawk Creek Parkway, Leawood, KS 66211 and Commerce Bank, a Missouri state bank and trust company ("Lender"), whose address is 1000 Walnut St., 18th Floor, Kansas City, MO 64106.

W I T N E S S E T H:

WHEREAS, Landlord is the owner in fee simple of the real property described in Exhibit A attached hereto, together with the improvements thereon (the "Property");

WHEREAS, Landlord and Tenant have entered into a certain Lease (as the same may have been or may hereafter be amended, modified, renewed, extended or replaced, the "Lease"), leasing to Tenant the Property (the "Premises");

WHEREAS, Lender is making a loan to Landlord in the original principal amount of $24,000,000 (the "Loan"), which is evidenced by Landlord's Promissory Note in such amount (the "Note") and secured by, among other things, a certain Mortgage, Security Agreement and Fixture Filing (the "Security Instrument") encumbering the Property, which Security Instrument will be recorded in Johnson County, Kansas.

WHEREAS, Lender, Landlord and Tenant desire to confirm their understanding with respect to the Lease and the Loan and the rights of Tenant and Lender thereunder.

NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Subordination.  Notwithstanding anything to the contrary set forth in the Lease, Tenant hereby subordinates and subjects the Lease and the leasehold estate created thereby and all of Tenant's rights thereunder (including, without limitation, all rights to insurance proceeds, condemnation awards, any rights of first refusal and options to purchase) to the Security Instrument and the liens thereof and all advances and rights of Lender thereunder and to any and all renewals, modifications, consolidations, replacements and extensions thereof, as fully and as if the Security Instrument and all of its renewals, modifications, consolidations, replacements and extensions had been executed, delivered and recorded prior to execution of the Lease.  Without affecting the foregoing subordination, Lender may, from time to time:  (a) extend, in whole or in part, by renewal or otherwise, the terms of payment or performance of any obligation secured by the Security Instrument; (b) release, surrender, exchange or modify any obligation secured by the Security Instrument, or any security for such obligation; or (c) settle or compromise any claim with respect to any obligation secured by the Security Instrument or against any person who has given security for any such obligation.

2.Non-Disturbance.  If, at any time, Lender or any person or entity or any of their successors or assigns who shall acquire the interest of Landlord under the Lease through a foreclosure of the Security Instrument, the exercise of the power of sale under the Security Instrument, a deed-in-lieu of foreclosure, an assignment-in-lieu of foreclosure or otherwise (each, a "New Owner") shall succeed to the interests of Landlord under the Lease, so long as the Lease is then in full force and effect, Tenant complies with this Agreement and this Lease has not been terminated due to any default or event that, with the passage of time or giving of notice, or both, would constitute a default (collectively, a "Default") on the part of Tenant, the Lease shall continue in full force and effect as a direct lease between the New Owner and Tenant, upon and subject to all of the terms, covenants and conditions of the Lease, for the balance of the term thereof.  Tenant hereby agrees to attorn to and accept any such New Owner as landlord under the Lease and to be bound by and perform all of the obligations imposed by the Lease, and Lender, or any such New Owner of the Property, agrees that it will not disturb the possession of Tenant and will be bound by all of the obligations imposed on the Landlord by the Lease; provided, however, that any New Owner shall not be:

(a)liable for any act or omission of a prior landlord (including Landlord) arising prior to the date upon which the New Owner shall succeed to the interests of Landlord under the Lease; or

(b)subject to any claims, offsets or defenses which Tenant might have against any prior landlord (including Landlord) arising prior to the date upon which the New Owner shall succeed to the interests of Landlord under the Lease; or

(c)bound by any rent or additional rent which Tenant might have paid in advance to any prior landlord (including Landlord) for a period in excess of one (1) month or by any security deposit, cleaning deposit or other prepaid charge which Tenant might have paid in advance to any prior landlord (including Landlord), except to the extent that such New Owner actually comes into exclusive possession of the same; or

(d)bound by any assignment (except as permitted by the Lease), surrender, release, waiver, cancellation, Material amendment or Material modification of the Lease (Material defined below), made without the written consent of Lender, which consent shall not be unreasonably withheld and shall be deemed given if Lender fails to respond to in writing within fifteen (15) business days following Lender’s receipt of a written request for such consent;

(e)responsible for the making of any improvement to the Property or repairs in or to the Property in the case of damage or destruction of the Property or any part thereof due to fire or other casualty or by reason of condemnation unless such New Owner shall be obligated under the Lease to make such repairs and shall have received insurance proceeds or condemnation awards sufficient to finance the completion of such repairs; or

(f)obligated to make any payment to Tenant except for the timely return of any security deposit actually received by such New Owner.

For purposes of this Agreement, the term “Material” means any amendment or modification of the Lease which does any one or more of the following: (i) reduces the rent (whether base rent or additional rent payable by Tenant); (ii) reduces the term of the Lease; or (iii) imposes any material financial or construction obligation on landlord (including Landlord or New Owner) which is not set forth in the Lease (including, without limitation, Landlord’s maintenance, repair and/or replacement obligations with respect to the Property and the Premises).

Nothing contained herein shall prevent Lender from naming or joining Tenant in any foreclosure or other action or proceeding initiated by Lender pursuant to the Security Instrument to the extent necessary under applicable law in order for Lender to avail itself of and complete the foreclosure or other remedy, but such naming or joinder shall not be in derogation of the rights of Tenant as set forth in this Agreement.  If Lender joins Tenant in such action, Landlord, by executing this Agreement, agrees to indemnify, defend and hold Tenant harmless from and against any loss, cost or expense incurred or suffered by Tenant, including without limitation, reasonable attorneys’ fees and court costs, in being made a party to or arising from such action, which indemnity shall survive termination or expiration of this Agreement.

3.Cure by Lender of Landlord Defaults.  Tenant hereby agrees that from and after the date hereof, in the event of any act or omission by Landlord which would give Tenant the right, either immediately or after the lapse of time, to terminate or cancel the Lease or to claim a partial or total eviction, or to abate or reduce rent, Tenant will not exercise any such right until it has given written notice of such act or omission (a “Default Notice”) to Lender, and Lender has failed within thirty (30) days after the later of (a) receipt of such notice by Lender or (b) the expiration of any applicable grace or cure period set forth in the Lease, to commence to cure such act or omission within such period and thereafter diligently prosecute such cure to completion; provided, that, in the event Lender cannot complete such cure without possession of the Property, Tenant shall not exercise any such right if Lender commences judicial or non-judicial proceedings to obtain possession after Lender’s receipt of the Default Notice and thereafter diligently prosecutes such proceedings and cure to completion within ninety (90) days following such receipt. In other words and for the avoidance of doubt, in this express situation only (whereby Lender cannot cure without possession of the Property), Tenant hereby agrees not to exercise any such right for ninety (90) days following Lender’s receipt of the Default Notice.  As of day ninety-one (91) following Lender’s receipt of the Default Notice in this express situation, Tenant may exercise any and all of its rights pursuant to the Lease whether the judicial proceedings are complete or not.

4.Payments to Lender and Exculpation of Tenant.  Tenant is hereby notified that the Lease and the rent and all other sums due thereunder have been assigned to Lender as security for the Loan.  In the event that Lender or any future party to whom Lender may assign the Security Instrument notifies Tenant of a default under the Security Instrument and directs that Tenant pay its rent and all other sums due under the Lease to Lender or to such assignee, Tenant shall honor such direction without inquiry and pay its rent and all other sums due under the Lease in accordance with such notice.  Landlord agrees that Tenant shall have the right to rely on any such notice from Lender or any such assignee without incurring any obligation or liability to Landlord, and Tenant is hereby instructed to disregard any notice to the contrary received from Landlord or any third party.

5.Limitation of Liability.  Lender shall not, either by virtue of the Security Instrument or this Agreement, be or become a mortgagee-in-possession or be or become subject to any liability or obligation under the Lease or otherwise until Lender shall have acquired the interests of Landlord in the Premises, by foreclosure or otherwise, and then such liability or obligation of Lender under the Lease shall extend only to those liabilities or obligations accruing subsequent to the date that Lender has acquired the interests of Landlord in the Premises as modified by the terms of this Agreement.  In addition, upon such acquisition, Lender shall have no obligation, nor incur any liability, beyond Lender's then equity interest, if any, in the Premises.  Furthermore, in the event of the assignment or transfer of the interests of Lender under this Agreement, all obligations and liabilities of Lender under this Agreement shall terminate and, thereupon, all such obligations and liabilities shall be the sole responsibility of the party to whom Lender's interests are assigned or transferred.

6.Notice.  Any notice, demand, statement, request, consent or other communication made hereunder shall be in writing and delivered (i) personally, (ii) mailed by certified or registered mail, postage prepaid, return receipt requested or (iii) by depositing the same with FedEx or another reputable private courier service, postage prepaid, for next business day delivery, to the parties at their addresses first set forth above and shall be deemed given when delivered personally, or four (4) Business Days after being placed in the United States mail, if sent by certified or registered mail, or one (1) business day after deposit with such private courier service.  Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given as herein required shall be deemed to be receipt of the notice, demand or request sent.  By giving to the other parties hereto at least fifteen (15) days prior written notice thereof in accordance with the provisions hereof, the parties hereto shall have the right from time to time to change their respective addresses to any other address within the United States of America.  Tenant agrees to send a copy of any notice or statement under the Lease to Lender at the same time such notice or statement is sent to Landlord.

7.Miscellaneous.

(a)In the event of any conflict or inconsistency between the provisions of this Agreement and the Lease, the provisions of this Agreement shall govern; provided, however, that the foregoing shall in no way diminish Landlord's obligations or liability to Tenant under the Lease.  Lender's enforcement of any provisions of this Agreement or the Security Instrument shall not entitle Tenant to claim any interference with the contractual relations between Landlord or Tenant or give rise to any claim or defense against Lender with respect to the enforcement of such provisions.

(b)Tenant agrees that it will not subordinate the Lease to the lien of any mortgage, trust deed or deed of trust other than the Security Instrument for so long as the Security Instrument shall remain a lien on the Property.

(c)This Agreement shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the interest of Tenant under this Agreement may not be assigned or transferred without the prior written consent of Lender.

(d)The captions appearing under the paragraph number designations of this Agreement are for convenience only and are not a part of this Agreement and do not in any way limit or amplify the terms and provisions of this Agreement.

(e)If any portion or portions of this Agreement shall be held invalid or inoperative, then all of the remaining portions shall remain in full force and effect, and, so far as is reasonable and possible, effect shall be given to the intent manifested by the portion or portions held to be invalid or inoperative.

(f)This Agreement shall be governed by and construed in accordance with the laws of the State in which the Property is located without regard to its conflict of laws provisions, except to the extent that the applicability of any of such laws is now or hereafter preempted by federal law, in which case such Federal law shall so govern and be controlling.

(g)This Agreement may be executed in any number of separate counterparts, each of which shall be deemed an original, but all of which, collectively and separately, shall constitute one and the same agreement.

(h)This Agreement cannot be altered, modified, amended, waived, extended, changed, discharged or terminated orally or by any act on the part of Tenant, Landlord or Lender, but only by an agreement in writing signed by the party against whom enforcement of any alteration, modification, amendment, waiver, extension, change, discharge or termination is sought.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

SIGNATURE PAGES FOLLOW

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TENANT:

Aratana Therapeutics, Inc.

By:/s/ Steven St. Peter

Name: Steven St. Peter

Title: President and Chief Executive Officer

STATE OF KANSAS)

) ss.

COUNTY OF JOHNSON)

This instrument was acknowledged before me on 28th of January, 2016, by Steven St. Peter, as the President and Chief Executive Officer of Aratana Therapeutics, Inc.

/s/ Kelly Cunningham

Print Name: Kelly Cunningham

Notary Public in and for said County and State

My Commission Expires:

11-5-17 State of Kansas Notary Public

[SIGNATURES CONTINUE ON FOLLOW PAGE]

Date: January 29, 2016LANDLORD:

Academy 1740, Inc.

By:/s/ Dale L. Culver

Name: Dale L. Culver

Title:Treasurer

STATE OF Kansas)

) ss.

COUNTY OF Johnson)

This instrument was acknowledged before me on January 29, 2016, by Dale L. Culver, as the Treasurer of Academy 1740, Inc.

/s/ Kathleen A. Quinn

Print Name: Kathleen A. Quinn

Notary Public in and for said County and State

My Commission Expires:

September 23, 2019 State of Kansas Notary Public

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

LENDER:

COMMERCE BANK

By:/s/ Betsy S. Green

Name:Betsy S. Green

Title:SVP

STATE OF Missouri)

) ss.

COUNTY OF Jackson)

This instrument was acknowledged before me on February 1, 2016, by Betsy S. Green, as the Senior Vice President of Commerce Bank, a Missouri state bank and trust company.

/s/ Tricia A. Edsall

Print Name: Tricia A. Edsall

Notary Public in and for said County and State

My Commission Expires:

9-30-19   State of Missouri (Clay County) Notary Public

EXHIBIT A

PROPERTY DESCRIPTION

Lot 2, ALTER-LEAWOOD Unit 1, a subdivision in the City of Leawood, Johnson County, Kansas.